SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                         --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 2, 2001 (March 30, 2001)
                                                 -----------------------------

                              CORECOMM LIMITED
- ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


     Delaware                  000-31359                     23-3032245
- ------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission                   (IRS Employer
     of Incorporation)         File Number)                Identification No.)


110 East 59th Street, New York, New York                         10022
- ------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code           (212) 906-8485
                                                          --------------------

                                    N/A
- ------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.          OTHER EVENTS.

      On April 2, 2001, CoreComm Limited (the "Company") issued a press release announcing that it was delaying filing of its Form 10-K for the year ended December 31, 2000 and that it was in the process of significant discussions with certain existing lenders as well as prospective financing sources with a goal of finalizing the terms of certain possible financings that would provide for ongoing liquidity.

      The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference in this Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

      (c)        Exhibits.

      99.1  Press Release, dated April 2, 2001.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORECOMM LIMITED


Dated:April 2 , 2001             By:        /s/  Richard J. Lubasch
                                    -----------------------------------------
                                    Name: Richard J. Lubasch
                                    Title:Senior Vice President,
                                          General Counsel and Secretary




                               EXHIBIT INDEX


Exhibit No. Description

99.1        Press Release, dated April 2, 2001.